UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 14, 2007

WATAIRE INTERNATIONAL, INC.

 (Exact name of registrant as specified in its charter)

Washington

000-49955

91-2060082

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

21550 Oxnard Street. Suite 300, Woodland Hills, CA 91367

(Address of principal executive offices)

Registrant's telephone number, including area code: (877) 602-8985

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Aquaduct International

On June 14, 2007, Wataire International, Inc. (the “Company”) entered into a non-exclusive distribution agreement (the “Agreement”) with Aquaduct International LLC, a New York limited liability corporation (“Aquaduct”), for the distribution of its water generating products in the state of Florida.

The Agreement provides that Aquaduct will immediately purchase 1 - 20ft container (105 units) of W4010 atmospheric water generators (the home/office units).  In addition, Aquaduct must also purchase 2 – CI-2500 commercial atmospheric water generators within 90 days.  The term of this non-exclusive distribution agreement is for a period of 180 days commencing immediately upon the execution of this Agreement.

A copy of the Agreement is attached to this Report as Exhibit 10.1

Airborne Water Company

On June 18, 2007, Wataire International, Inc. (the “Company”) and Airborne Water Company Ltd. (“Airborne”) amended its license agreement dated January 25, 2007 to provide Airborne with a 90 day extension.

Section 8 Consideration, (1) Payments of the License Agreement is hereby amended to read in full as follows:

“As consideration for the License, the Licensee agreed to issue payments to the Grantor for the purchase of equipment, a minimum amount of One Million Dollars ($1,000,000) within fifteen (15) months of signing the original agreement dated January 25, 2007 under the following terms and conditions:

A.

On or before August 28, 2007 the Licensee shall order a minimum of Two Hundred and Fifty Thousand ($250,000.00) worth of equipment from the Grantor; and

B.

On or before December 31, 2007 the Licensee shall place another minimum order of Two Hundred and Fifty Thousand ($250,000.00) worth of equipment from the Grantor; and

C.

On or before April 30, 2008 the Licensee shall place another minimum order of Five Hundred Thousand ($500,000.00) worth of equipment from the Grantor.

All said payments are payable in US dollars to the bank branch and account designated by the Grantor.”

A copy of the Amendment is attached to this Report as Exhibit 10.2

Access Energy Technologies

On June 20, 2007, Wataire International, Inc. (the “Company”) and Access Energy Technologies Ltd. (“Access”) amended its marketing agency agreement dated June 13, 2007 to provide Access with a one year non-exclusive agreement.

Section 2 Term of the License Agreement is hereby amended to read in full as follows:

“The term of this non-exclusive agreement shall be for an initial period of one year and will commence immediately upon execution of this agreement.”

A copy of the Amendment is attached to this Report as Exhibit 10.3

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

10.1

Non-exclusive distribution agreement dated June 14, 2007 between Aquaduct International LLC and Wataire International, Inc.

10.2

Amendment to the license agreement dated June 18, 2007 between Airborn Water Company Ltd. and Wataire International, Inc.

10.3

Amendment to the non-exclusive marketing agency agreement dated June 20, 2007 between Access Energy Technologies Ltd. and Wataire International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATAIRE INTERNATIONAL, INC.

Date: June 20, 2007

By: /s/ Robert Rosner

Robert Rosner, Chief Executive Officer